American Beacon Funds
American Beacon Mid-Cap Value Fund
Y Class

American Beacon Large Cap Value Fund
American Beacon Small Cap Value Fund
American Beacon International Equity
Retirement Class

Supplement Dated March 8, 2011
To the Prospectus dated March 1, 2011

Mid-Cap Value Fund- Y Class

The information below supplements the Prospectus dated March 1, 2011 by replacing the Y Class column of the Annual Fund Operating Expenses table for the Mid-Cap Value Fund in the “Fees and Expenses” section on page 15 with the following:

Annual Fund Operating Expenses for the Y share class:

	Y
Management Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.45%
Acquired Fund Fees and Expense	0.01%

Total annual fund operating expenses	1.06%

Expense Waiver and Reimbursement	0.00%
Expense Recoupment	0.02%	5
Total annual fund operating expenses2 After expense waiver and reimbursement and expense recoupment3	1.08%

2
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3
The Manager has contractually agreed to waive and/or  reimburse the A Class, C Class, Institutional Class, Y Class, Investor Class and Advisor Class of the Fund for Distribution Fees and Other Expenses, as applicable, through February 29, 2012 to the extent that Total Annual Fund Operating Expenses exceed 1.49% for the A Class, 2.24%% for the C Class, 0.98% for the Institutional Class, 1.08% for the Y Class, 1.23% for the Investor Class and 1.49% for the Advisor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

5 Expense Recoupment and Total annual fund operating expenses after expense recoupment have been restated to reflect the current contractual expense arrangement.

Large Cap Value Fund, Small Cap Value Fund and International Equity Fund- Retirement Class

The information below supplements the Prospectus dated March 1, 2011 by adding the following sentence to the end of the third paragraph in the “Additional Information- Distribution and Service Plans” section starting on page 88:

The shareholder services plan authorizes up to 0.25% of the average daily net assets of the Retirement Class shares of the Funds.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE